Exhibit 99.1

Fluence Energy Announces Revised Guidance for Fiscal Year 2026; Management to Host Conference Call at 5PM Eastern Time Today

ARLINGTON, Va., September 16, 2026 – Fluence Energy, Inc. (Nasdaq: FLNC) (“Fluence” or the “Company”), a global market leader delivering intelligent energy storage, operational services, and asset optimization software, today announced updated expectations for fiscal year 2026 due largely to continuing supply chain issues affecting the Company’s U.S. production.

The Company is revising its fiscal year 2026 guidance as follows:

•	Revenue of approximately $2.4 billion compared to the prior guidance midpoint of approximately $3.0 billion.

•	Adjusted EBITDA[1] loss of approximately $200.0 million compared to prior guidance midpoint of a loss of approximately $10.0 million.

“Demand for our products has remained strong both domestically and internationally, and our international supply chain has continued to work well. However, we continue to experience delays in the ramp up of our contract manufacturing facility in Houston which is the primary reason we are now lowering our fiscal year 2026 financial guidance,” said Julian Nebreda, President and Chief Executive Officer. “We are taking additional steps to restructure our operational organization and streamline planning across our supply chain, manufacturing and delivery functions, helping to position us for stronger execution in fiscal year 2027. In concert, our contract manufacturer has implemented corrective actions that have already yielded an increase in daily production levels.”

"Our key priority is converting our backlog into revenue and cash, and optimizing working capital. As we continue to develop our fiscal 2027 operating and execution plans, our objective is to generate neutral to positive operating cash flow to support our backlog without external capital. We plan to provide a detailed business plan and a financial update for fiscal year 2027 when we report fiscal year 2026 results," said Ahmed Pasha, Chief Financial Officer.

Conference Call Information

The Company will conduct a teleconference starting at 5:00 p.m. EDT today, Wednesday September 16, 2026, to discuss our revised expectations. To participate, analysts are required to register by clicking the Registration Link. Once registered, analysts will be issued a unique PIN number and dial-in number. Analysts are encouraged to register at least 15 minutes before the scheduled start time.

General audience participants, and non-analysts are encouraged to join the teleconference in a listen-only mode at: Fluence Energy Listen - Only Webcast, or on https://fluenceenergy.com by selecting Investors, News & Events, and Events & Presentations. Supplemental materials that may be referenced during the teleconference will be available at: https://fluenceenergy.com, by selecting Investors, News & Events, and Events & Presentations.

A replay of the conference call will be available Thursday, September 17, 2026. The replay will be available on the Company’s website at https://fluenceenergy.com by selecting Investors, News & Events, and Events & Presentations.

Non-GAAP Financial Measures

We present our operating results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). We believe certain financial measures, such as Adjusted EBITDA, which are non-GAAP measures, provide users of our financial statements with supplemental information that may be useful in evaluating our operating performance. We believe that such non-GAAP measures, when read in conjunction with our operating results presented in accordance with GAAP, can be used to better assess our performance from period to period and relative to performance of other companies in our industry, without regard to financing methods, historical cost basis or capital structure. Such non-GAAP measures should be considered as a supplement to, and not as a substitute for, financial measures prepared in accordance with GAAP. These measures have limitations as analytical tools, including that other companies, including companies in our industry, may calculate these measures differently, reducing their usefulness as comparative measures.

1 Non-GAAP Financial Metric. See the section titled "Non-GAAP Financial Measures" for more information regarding the Company's use of non-GAAP financial measures.

Adjusted EBITDA is calculated from the condensed consolidated statements of operations using net income (loss) adjusted for (i) interest expense (income), net, (ii) income taxes, (iii) depreciation and amortization, (iv) stock-based compensation, and (v) other non-recurring income or expenses. Adjusted EBITDA also includes amounts impacting net income related to estimated payments due to related parties pursuant to the Tax Receivable Agreement, dated October 27, 2021, by and among Fluence Energy, Inc., Fluence Energy, LLC, Siemens Industry, Inc. and AES Grid Stability, LLC (the “Tax Receivable Agreement”).

The Company is not able to provide a quantitative reconciliation of full fiscal year 2026 Adjusted EBITDA to GAAP net income (loss) on a forward-looking basis because of the uncertainty around certain items that may impact Adjusted EBITDA, including stock compensation and restructuring expenses, that are not within our control or cannot be predicted at this time without unreasonable effort.

About Fluence

Fluence Energy, Inc. (Nasdaq: FLNC) is a global market leader delivering intelligent energy storage and optimization software for renewables and storage. The Company's solutions and operational services are helping to create a more resilient grid and unlock the full potential of renewable portfolios. With gigawatts of projects successfully contracted, deployed, and under management across nearly 50 markets, the Company is transforming the way we power our world for a more sustainable future.

For more information, visit our website, or follow us on LinkedIn or X. To stay up to date on the latest industry insights, sign up for Fluence's Full Potential Blog.

Cautionary Note Regarding Forward-Looking Statements

This press release and statements that are made on our investor call contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements other than statements of historical fact contained in this press release and on our investor call, including without limitation, statements regarding the Company’s fiscal 2026 guidance expectations; the Company's future results of operations and financial position, including expected revenue shifts; the Company’s future operational performance, including expected updates to the operational organization and the implementation of the Company’s corrective action plans and related impacts; the Company’s plans to better track execution against clear milestones; future liquidity; expectations relating to working capital, and access to capital and cash flows; expectations underpinning the Company’s fiscal 2027 operating and financial plan that is under development and performance of the fiscal 2027 operating and financial plan, including statements regarding the Company’s aims to not require external capital and to generate neutral to positive operating cash flow and plans relating to balancing delivery profile and reducing seasonality and execution concentration; potential future impact from continued delay in ramp up of the contract manufacturing facility; anticipated impact of the corrective actions taken to date at the contract manufacturer facility; anticipated impact from targeted Company personnel changes, including the Company’s new Executive Vice President and Chief Operating Officer; plans regarding developing a framework to evaluate contract manufacturers and production schedules; plans related to strengthening the Company’s supply chain and production system and processes and execution discipline; plans relating to reporting U.S. production levels in the future, both actual and forecast; plans to deliver on the Company’s 2027 backlog; intentions to right-size the Company’s revenue growth and corresponding investments; expectations regarding the future demand for the Company’s products and services and the general industry; ability to deliver on our customer commitments; and projected costs, beliefs, assumptions, prospects, plans and objectives of management and timing associated therewith. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this press release, words such as “may,” “possible,” “will,” “should,” “seeks,” “expects,” “plans,” “anticipates,” “grows,” “could,” “intends,” “targets,” “projects,” “contemplates,” "commits", “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions and variations thereof and similar words and expressions are intended to identify such forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements contained in this press release are based on our current expectations and beliefs concerning future developments, as well as a number of assumptions concerning future events, and their potential effects on our business. These forward-looking statements are not guarantees of performance, and there can be no assurance that future developments affecting our business will be those that we have anticipated. These forward-looking statements are subject to a number of risks, uncertainties, and other important factors that could cause actual results to differ materially from those in the forward-looking statements, including, but not limited to, the elimination or expiration of government incentives or regulations regarding renewable energy; changes in the global trade environment; fluctuations in order intake and results of operations across fiscal periods; a significant reduction in order volume or loss of significant customers or their inability to perform under contracts; competition for offerings and the ability to attract new customers and retain existing ones; maintaining and enhancing reputation and brand recognition; our ability to manage recent and future growth and the expansion of our business and operations; our ability to attract and retain highly qualified personnel; our growth depending on the success of relationships with third parties; delays, disruptions, and quality control problems in manufacturing operations; risks associated with engineering and construction, utility interconnection, commissioning and installation of energy storage products, cost overruns, and delays; supplier concentration and limited supplier capacity; operating as a global company with a global supply chain; changes in the cost and availability of raw materials and underlying components; lengthy sales and installation cycle for energy storage solutions; quality and quantity of components provided by suppliers; defects, errors, vulnerabilities, and/or bugs in products and technology; events and incidents relating to storage, delivery, installation, operation, maintenance, and shutdowns of products; current and planned foreign operations; failure by contract manufacturers, vendors, and suppliers to use ethical business practices and comply with applicable laws and regulations; actual or threatened health epidemics, pandemics, or similar public health threats; severe weather events; acquisitions made or that may be pursued; our ability to obtain financial assurances for projects; relatively limited operating and revenue history as an independent entity and the nascent clean energy industry; anticipated increases in expenses in the future and our ability to maintain prolonged profitability; the risk that amounts included in the pipeline and contracted backlog may not result in actual revenue or translate into profits; restrictions set forth in current and future credit and debt agreements; our uncertain ability to raise additional capital to execute on business opportunities; fluctuations in currency exchange rates; whether renewable energy technologies are suitable for widespread adoption or if sufficient demand for offerings does not develop or takes longer to develop than anticipated; our estimates on the size of the total addressable market; macroeconomic uncertainty and market conditions; interest rates or a reduction in the availability of tax equity or project debt capital in the global financial markets and corresponding effects on customers’ ability to finance energy storage systems and demand for energy storage solutions; the cost of electricity available from alternative sources; a decline or delay in public acceptance of renewable energy, or increase in the cost of customer projects; increased attention to environmental, social and governance matters; our ability to obtain, maintain, and enforce proper protection for intellectual property, including technology; the threat of lawsuits by third parties alleging intellectual property violations; our having adequate protection for trademarks and trade names; our ability to enforce intellectual property rights; our patent portfolio; our ability to effectively protect data integrity of technology infrastructure, data, and other business systems; the use of open-source software; our failure to comply with third-party license or technology agreements; our inability to license rights to use technologies on reasonable terms; compromises, interruptions, or shutdowns of systems; use of artificial intelligence (“AI”) technologies; potential changes in tax laws or regulations; barriers arising from current electric utility industry policies and regulations and any subsequent changes; environmental, health, and safety laws and potential obligations, liabilities, and costs thereunder; actual or perceived failure to comply with data privacy and data security laws, regulations, industry standards, and other requirements relating to the privacy, security, and processing of personal information; potential future legal proceedings, regulatory disputes, and governmental inquiries; ownership of our Class A common stock; short-seller activists; being a “controlled company” within the meaning of the rules of the Nasdaq Stock Market; conflicts of interest by officers and directors due to positions with our continuing equity owners; relationship with our founders and continuing equity owners; terms of our amended and restated certificate of incorporation and amended and restated bylaws; our dependence on distributions from Fluence Energy, LLC to pay taxes and expenses and Fluence Energy, LLC’s ability to make such distributions may be limited or restricted in certain scenarios; risks arising out of the Tax Receivable Agreement; unanticipated changes in effective tax rates or adverse outcomes resulting from examination of tax returns; risks related to the 2030 Convertible Senior Notes; improper and ineffective internal control over reporting to comply with the Sarbanes-Oxley Act; changes in accounting principles or their applicability; and estimates or judgments relating to critical accounting policies; and other important factors set forth under Part I, Item 1A.“Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended September 30, 2025, filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 25, 2025, as well as in other filings we make with the SEC from time to time. New risks and uncertainties emerge from time to time and it is not possible for us to predict all such risk factors, nor can we assess the effect of all such risk factors on our business or the extent to which any factor or combination of factors may cause actual results to differ materially from those contained in any forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. You are cautioned not to place undue reliance on any forward-looking statements made in this press release. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that occur, or which we become aware of, after the date hereof, except as otherwise may be required by law.

Analyst Contact

Chris Shelton, Vice President of Finance, Investor Relations and Sustainability

Email: InvestorRelations@fluenceenergy.com

Media Contact

Shayla Ebsen, Director of Communication

+1 605-645-7486

Email: media.na@fluenceenergy.com